UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - August 4, 2006
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                          0-22810                  03-0311630
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                           Identification
                                                                     Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
           -----------------------------------------------

     (a)(1) On February 28, 2006, Mace Security International, Inc. ("MSI") and two of its subsidiaries, Mace Car Wash, Inc and Mace Car Wash-Arizona, Inc. (the "Subsidiaries"), entered into an Asset Purchase Agreement ("Agreement") with CW Acquisition, LLC (the "Purchaser"). There is no material relationship between the Purchaser and MSI and the Subsidiaries other than, as set forth in the Agreement. The closing date under the Agreement was extended two separate times, once from June 15, 2006 to July 31, 2006 and a second time from July 31, 2006 to August 4, 2006. Under the terms of the last extension agreement, entered into on August 1, 2006, the Agreement terminated on midnight, August 4, 2006, PST.

     (a)(2) Pursuant to the Agreement, MSI and the Subsidiaries agreed to sell twelve Phoenix area car washes to the Purchaser for a purchase price of $19,500,000, payable at closing as follows: $18,500,000 in cash and $1,000,000 through a promissory note.

     (a)(3) The Agreement terminated because the Purchaser was unable to close the transaction on or before August 4, 2006, midnight, PST.

     (a)(4) No termination penalties were incurred by MSI. MSI retained the Purchaser's deposit of $312,500 as liquidated damages for Purchaser's failure to close the transaction.

Item 8.01. Other Events.
           -------------

     On August 8, 2006, MSI issued a press release announcing the termination of the Agreement. A copy of the press release is attached to this Current Report as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits. The following exhibits are being filed herewith:


     99.1 Press release issued by Mace Security International, Inc. dated August 8, 2006.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: August 9, 2006                          Mace Security International, Inc.



                                               By:   /s/ Gregory M. Krzemien
                                                     ---------------------------
                                                     Gregory M. Krzemien
                                                     Chief Financial Officer and
                                                     Treasurer

                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     99.1           Press release issued by Mace Security International, Inc.
                    dated August 8, 2006.